First-in-disease therapies for patients with rare skin diseases Q3 2025 Financial Results & Corporate Update November 11, 2025 Exhibit 99.2

Forward Looking Statements This presentation contains forward-looking statements of Palvella Therapeutics, Inc. (the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding the Company’s future financial or business performance, conditions, plans, prospects, trends or strategies and other financial and business matters, the Company’s current and prospective product candidates and any additional indications or platform candidates, the Company's planned research and development activities, the Company's planned clinical trials, including timing of receipt of data from the same, the planned regulatory framework for the Company's product candidates, the strength of the Company's intellectual property portfolio, and projections of the Company’s future ﬁnancial results and other metrics. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon current estimates and assumptions of the Company and its management and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, the ability of the Company to grow and manage growth, maintain relationships with suppliers and retain its management and key employees; the success, cost and timing of the Company’s product development activities, studies and clinical trials; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company’s estimates of expenses and proﬁtability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; and the ability of the Company to defend its intellectual property. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. Industry and Market Data The Company may from time to time provide estimates, projections and other information concerning its industry, the general business environment, and the markets for certain conditions, including estimates regarding the potential size of those markets and the estimated incidence and prevalence of certain medical conditions. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events, circumstances or numbers, including actual disease prevalence rates and market size, may differ materially from the information reflected in this presentation. Unless otherwise expressly stated, we obtained this industry, business information, market data, prevalence information and other data from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data, and similar sources, in some cases applying our own assumptions and analysis that may, in the future, prove not to have been accurate. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

PALVELLA (pɑlʋelːɑ, Finnish): TO SERVE Building the leading rare disease biopharma company to address serious, rare skin diseases

Multiple High-Impact Milestones By End of Q1 2026

✓ SEPTEMBER 2025 — ✓ NOVEMBER 2025 — MID-DECEMBER 2025 — Q1 2026

1. Third Planned Indication for QTORIN™ Rapamycin: Clinically Significant Angiokeratomas (SEPTEMBER 2025)

ANNOUNCED

- ✓ Serious, rare, no FDA-approved therapies
- ✓ Commercially attractive



2. New QTORIN™ Program: QTORIN™ Pitavastatin for DSAP* & Other Porokeratosis (NOVEMBER 2025)

ANNOUNCED

- ✓ Serious, rare, no FDA-approved therapies
- ✓ Clear biology
- ✓ Commercially attractive: >50k U.S. patients



3. Phase 2 Top-line Data in Cutaneous VMs (MID-DECEMBER 2025)

FULLY ENROLLED

- ✓ 16 subjects



4. Phase 3 Top-line Data in Microcystic LMs (Q1 2026)

EXCEEDED ENROLLMENT TARGET

- ✓ 51 subjects



*DSAP = Disseminated Superficial Actinic Porokeratosis. *QTORIN™ 3.9% rapamycin anhydrous gel and QTORIN™ pitavastatin are for investigational use only and neither has been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.*

palvella THERAPEUTICS

4

Advancing QTORIN™ Programs for Four Serious, Rare Skin Diseases and Beyond

Program	*Key 2025 Milestones Achieved*	*Continued Strong Momentum With Steady Cadence Of Anticipated Milestones Over Next 18 Months*
QTORIN™ Rapamycin *Microcystic Lymphatic Malformations*	✓ Phase 3 SELVA trial exceeded enrollment target with 51 subjects	❑ Phase 3 SELVA trial top-line data *(Q1 2026)*; ❑ Planned medical / scientific presentations *(ongoing)*; ❑ NDA submission *(2H 2026)*; ❑ Potential FDA approval *(1H 2027)*
QTORIN™ Rapamycin *Cutaneous Venous Malformations*	✓ Phase 2 TOIVA trial fully enrolled with 16 subjects	❑ Phase 2 TOIVA trial top-line data *(Mid-Dec '25)*; ❑ Apply for Breakthrough Therapy Designation; ❑ Phase 3 trial initiation
QTORIN™ Rapamycin *Clinically Significant Angiokeratomas*	✓ Program announced Sept. 2025	❑ FDA interactions and potential for regulatory designations *(1H 2026)*; ❑ Phase 2 trial initiation *(2H 2026)*
QTORIN™ Pitavastatin *Disseminated Superficial Actinic Porokeratosis*	✓ Program announced Nov. 2025	❑ FDA interactions and potential for regulatory designations *(1H 2026)*; ❑ IND submission; ❑ Phase 2 trial initiation *(2H 2026)*
Additional Pipeline Programs		***Additional future QTORIN™ pipeline programs and indications***

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palvella THERAPEUTICS

QTORIN™ 3.9% RAPAMYCIN Clinical Programs

Phase 2 TOIVA Study in cVMs: Full Enrollment Announced Sept '25

Single-arm, baseline-controlled, QD dose, age 6+, 12 weeks, n=16

Enrollment closed in Sept '25 with n=16 patients



Megha Tollefson, MD
Principal Investigator
MAYO CLINIC

Stanford MEDICINE
UNC HEALTH
UCI
Children's Hospital Colorado
Children's Hospital of Philadelphia
U HEALTH UNIVERSITY OF UTAH
Cleveland Clinic
MINNESOTA CLINICAL STUDY CENTER
Children's Healthcare of Atlanta
JOHNS HOPKINS MEDICINE

No Statistical Hierarchy of Endpoints

Safety
- Safety and tolerability

Efficacy
- Cutaneous venous malformation – investigators' global assessment (7-point clinician change scale)
- Cutaneous venous malformation – multicomponent static scale
- Other clinician and patient-reported outcomes

toiva

Top-line data anticipated Mid-December 2025

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palvella THERAPEUTICS

QTORIN™ Rapamycin for Cutaneous Venous Malformations:
Phase 2 TOIVA Study Objectives



No FDA-approved therapies: Current options include laser, sclerotherapy, off-label systemic pharmacotherapies limited by toxicities

Progressive disease; no spontaneous regression

- **Safety**
  - Evaluating safety and tolerability compared to interventional and destructive approaches
- **Efficacy**
  - Proof-of-concept study to detect one or more endpoints that could serve as the primary endpoint for Phase 3 study
    - Dynamic change scales and static scales
  - Evidence of clinical improvements or slowing disease progression
  - Improvement in one or more endpoints in ~30% of patients
  - Evidence of any time-dependent pharmacologic effect

8

QTORIN™ Rapamycin for Microcystic Lymphatic Malformations

Q1 2026

Phase 3 Top-line Data in Microcystic LMs

EXCEEDED ENROLLMENT TARGET

✓ 51 subjects



- **Potential to be first FDA-approved therapy**
- **Phase 3 SELVA trial top-line data on track for Q1 2026**
- **Received year two of FDA Orphan Drug Grant**
  - Proceeds granted following FDA review of annual performance progress report on Phase 3 SELVA trial
- **On track for planned 2H 2026 NDA submission**
  - Strengthened regulatory affairs leadership team
- **Estimated >30,000 diagnosed U.S. patients support multi-billion dollar TAM**
- **Building commercial and medical affairs teams in anticipation of standalone U.S. commercialization in 2027**

Breakthrough Therapy Designation | **Fast Track Designation** | **Orphan Drug Designation**

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palvella THERAPEUTICS

Growing Commercial Opportunity for QTORIN™ Rapamycin: Pool of Addressable Patients in the U.S. Projected to Expand by >10x with Pipeline-in-a-Product Strategy



= 5k
30k+
Microcystic LMs
75k+
Cutaneous VMs
Announced September 2025
50k+
Clinically Significant Angiokeratomas
Targeting announcement in 2026 and beyond
200k+
Additional Potential Future Indications[1]
TODAY
FUTURE
Estimated timeline for potential regulatory approval
2027
2029
2031+
2032+

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palvella THERAPEUTICS

1. Lapa et al., *Journal of Cutaneous Medicine and Surgery*, (2025).

QTORIN™ Pipeline Programs

Clinically Significant Angiokeratomas:
Superficial Lymphatic Malformations

Palvella's focus to include Fordyce, Solitary, Mibelli, and Circumscriptum subtypes

Disease Biology:
Increased VEGF and mTOR signaling, leading to vessel dilation and hyperkeratosis

Chronically debilitating lymphatic-derived skin lesions associated with bleeding, pain, and functional impairment

Recurrent bleeding: Friction can cause fragile lesions to frequently bleed

Persistent and extensive: Lesions can be large and increase in size, number, and extent over time

Natural history: No tendency for spontaneous regression

> 50k patients
ESTIMATED DIAGNOSED IN THE U.S.[1]





No FDA-approved therapies

Current options:
laser therapy, electrosurgery, cryotherapy, and surgical excision

Wang et al., *Journal of Cutaneous Pathology*, (2014); Trindade et al., *Am J Dermopathol*, (2014); Prindaville et al., *Pediatric Dermatology*, (2017); Singh et al, *Indian Journal of Dermatology*, (2023); Caraffa et al, *International Journal of Infection*, (2025); Molla, *Clinical, Cosmetic and Investigative Dermatology*, (2024). Ivy H, Julian CA. Angiokeratoma Circumscriptum. Treasure Island (FL): StatPearls Publishing; 2025 Jan; Lapa et al., *Journal of Cutaneous Medicine and Surgery*, (2025).

1. Clarity Pharma research (July 2025), n=643 physicians surveyed.

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palvella THERAPEUTICS

QTORIN™ Rapamycin as a "Pipeline-in-a-Product": Advancing Program to Angiokeratoma Patients

Leveraging established aspects of QTORIN™ rapamycin program

- QTORIN™ 3.9% rapamycin formulation
- Drug supply ready to deploy to clinic
- Open IND with FDA Division of Dermatology and Dentistry
- Existing intellectual property coverage

FDA meeting planned 1H 2026

- Discuss proposed Phase 2 study design
- Longer-term, supplemental NDA (sNDA) submission planned (if approval achieved) in microcystic LMs and/or cutaneous VMs
- Discuss eligibility for expedited programs (Fast Track Designation)

Planned Phase 2 study initiating in 2H 2026

- Single arm, baseline-controlled study with n=~10-20 patients
- Microcystic LM efficacy endpoints potentially applicable based on clinical overlap

GOAL: Initiate Phase 2 clinical development in 2H 2026

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palvella THERAPEUTICS

Disseminated Superficial Actinic Porokeratosis (DSAP):
Chronic, Pre-Cancerous, and Progressive

Genetics & Disease Biology:
Autosomal dominant (primary) or de novo germline mutation leads to accumulation of toxic intermediates

Risk of malignant transformation: Premalignant disease with transformation to non-melanoma skin cancers[2]

Significant impact to quality of life: clinical signs include skin disfigurement, burning, and persistent itch

Persistent and extensive: Clonal proliferation of abnormal keratinocytes leads to increased number and size of lesions

Natural history: Spontaneous regression is extremely rare[2]

> 50k patients
ESTIMATED DIAGNOSED IN THE U.S.[1]





A
B

No FDA-approved therapies

Current options:
Laser, surgery, and off-label topical chemo agents & mevalonate pathway inhibitors palvella
THERAPEUTICS

14

1. Clarity Pharma research (April 2025), n=277 physicians surveyed. 2. Williams, Grant M., et al. “Porokeratosis.” StatPearls Publishing, 2024.

Clear Biology: Targeting the Causal Mevalonate Pathway Target: Mevalonate Pathway Tissue: Epidermis & Dermis Site of pathogenesis-directed therapy An on-target, in-tissue approach could result in significant clinical improvement *HMGCR = 3-hydroxy-3-methylglutaryl-coenzyme A reductase. Image sources: Milani D, Warbasse E, Chen WS. Porokeratosis. PathologyOutlines.com website. *

QTORIN™ Pitavastatin Clinical Pathway: Planned Initiation of Phase 2 in 2H 2026 FDA meeting planned 1H 2026 Discuss proposed Phase 2 study design Discuss eligibility for expedited programs (Fast Track Designation) QTORIN™ Pitavastatin: From Concept to Clinic QTORIN™ pitavastatin optimized for stability and drug delivery Working with FDA Division of Dermatology and Dentistry Filed intellectual property Initiation of Proposed Phase 2 study anticipated in 2H 2026 Phase 2 protocol drafted Endpoint development nearing completion with extensive input from key opinion leaders and patients GOAL: Initiate Phase 2 clinical development in 2H 2026

Finance

Q3 2025 Financial Highlights and 2025 Outlook $63.6 million Cash at 9/30/2025 Runway into 2H 2027 $10.2 million R&D + G&A spend in Q3 2025 ~$55 million Projected cash at year end

Q&A Striving to be first for rare disease patients